                                                                  EXHIBIT 99.2

                            AMENDMENT NO. 2 TO THE
            AGREEMENT AND PLAN OF MERGER AND SCHEME OF ARRANGEMENT


     Amendment No. 2, dated as of January 28, 2000 (the "Amendment"), to the Agreement and Plan of Merger and Scheme of Arrangement, dated as of August 15, 1999, as amended (the "Merger Agreement"), by and between Markel Corporation, a Virginia corporation ("VA") and Terra Nova (Bermuda) Holdings Ltd., a Bermuda corporation ("BB").


     WHEREAS, VA and BB have heretofore entered into the Merger Agreement; and

     WHEREAS, VA and BB have agreed to further amend certain provisions of the Merger Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, VA and BB do hereby agree as follows:


     1.  Definitions.  Unless otherwise defined herein, capitalized terms that
         ------------
are defined in the Merger Agreement and used herein shall have the respective meanings set forth in the Merger Agreement.


     2.  Amendments to, Additions to, and Deletions From Section 1.1.
         ------------------------------------------------------------

         (A) Section 1.1 of the Merger Agreement is hereby amended and restated with respect to the following defined terms to read as follows:

                "Form S-4" means the registration statement on Form S-4 filed with the SEC relating to the issuance of MINT Common Shares and CVRs in the Merger and Scheme.

                "Material Adverse Effect" or "Material Adverse Change" means as to any Person any material adverse effect on or change with respect to (A) the business, operations, assets, liabilities, condition (financial or otherwise) or results of operations of such Person and its Subsidiaries, taken as a whole, or
(B) the right or ability of such Person or any of its Subsidiaries to consummate the transactions contemplated hereby, other than any such effect or change resulting from this Agreement or the announcement of the transactions contemplated hereby; provided that neither term shall include any effect on or change in the business, operations, assets, liabilities, condition (financial or otherwise) or results of operations of BB and its Subsidiaries taken as a whole reflected in the information contained in Schedule 6.2 of the BB Amendment No. 2 Disclosure Letter.


     (B) The following defined terms are hereby added to Section 1.1 of the Merger Agreement:

           "BB Amendment No. 2 Disclosure Letter" means the BB Amendment No. 2 Disclosure Letter, dated as of January 28, 2000, delivered to VA.

           "CVR" means a contingent value right of MINT having the principal terms set forth in Exhibit I hereto.

           "Option Units" means as to each holder of BB Options (x) the sum of the Option Values in respect of all of such holder's BB Options divided by (y) $26.00.

           "Option Value" means as to each BB Option the excess, if any, of $26.00 over the exercise price applicable to such option.

           "Voting Securities" has the meaning set forth in Section 9.3(b).

     (C)  The following defined terms are hereby deleted in their entirety from
Section 1.1 of the Merger Agreement:

                "BB Exchange Ratio"

                "Cash Consideration"

                "Cash Election"

                "Cashout Election"

                "Common Stock Consideration"

                "Conversion Election"

                "Election"

                "Election Deadline"

                "Election Form"

                "Mailing Date"

                "Maximum Cash Consideration"

                "Maximum Cash Conversion Number"

                "Maximum Stock Consideration"

                "Maximum Stock Conversion Number"

                "Non-Electing BB Options"

                "Non-Electing Shares"

                "Option Cash Consideration"

                "Option Stock Consideration"

                "Stock Election"


     3.  Amendment to Section 2.8(a).  Section 2.8(a) of the Merger Agreement is
         ----------------------------
hereby amended and restated to read in its entirety as follows:

     "(a) Each BB Common Share outstanding immediately prior to the Effective Time (except for 2,069 BB Common Shares held by VA or its transferee) shall, by virtue of the Scheme and without any action on the part of the holder thereof, automatically be cancelled, and the holder thereof shall be entitled to receive
(i) $13.00 in cash, without any interest thereon, (ii) 0.07027 of a MINT Common Share, and (iii) 0.07027 of a CVR (collectively, the "Scheme Consideration"). The 2,069 BB Common Shares held by VA or its transferee referred to in the preceding sentence shall not be cancelled and shall remain outstanding. All references to "outstanding" BB Common Shares in this Section 2.8(a) shall mean all BB Common Shares outstanding immediately prior to the Effective Time, other than BB Common Shares owned by VA, MINT, Sub or BB or any direct or indirect wholly owned Subsidiary of VA, MINT, Sub or BB."


     4.  Deletion of Section 2.11.  Section 2.11 of the Merger Agreement,
         -------------------------
"Election Procedure," is hereby deleted in its entirety.


     5.  Deletion of Section 2.12.  Section 2.12 of the Merger Agreement,
         -------------------------
"Issuance of MINT Common Stock and Payment of Cash and Stock Consideration; Proration," is hereby deleted in its entirety.


     6.  Amendments to Section 2.14.  The following subsections of section 2.14
         ---------------------------
of the Merger Agreement are hereby amended and restated to read in their entirety as follows:

     "(a) Each BB Option outstanding as of the Effective Time shall be treated as fully exercisable in accordance with the terms of the applicable BB Option Plan and stock option agreement. Each holder of any such BB Option may exercise any such BB Option by delivering a notice of exercise (a "Notice of Exercise"), the form of which shall be mutually agreeable to VA and BB and which shall contain a waiver or acknowledgement of full satisfaction of all rights in respect of such BB Options, the BB Option Plans and the Employee Plan Grantor Trust, to BB and which shall acknowledge that, in the Scheme, he or she will receive the consideration in respect of such BB Options (the "Option Scheme Consideration") set forth in the following sentence. As Option Scheme Consideration, a holder of BB Options shall receive (i) for each whole Option Unit the Scheme Consideration and (ii) for the remaining fractional amount of an Option Unit cash in an amount equal to such fractional amount multiplied by $26.00, but subject, in each case, to reduction for all applicable withholding taxes."

     "(b) At the Effective Time, BB shall take such action as may be necessary so that each participant in the BB Directors Unit Plan receives (i) for each whole Share Unit credited to such participant's account under the Plan the Scheme Consideration and (ii) the amount of any other cash credited to such participant's account in accordance with the terms of such Plan. BB shall, immediately after the Effective Time and the receipt of such Scheme Consideration and amounts, cause the termination of the Directors Plan Grantor Trust and obtain a waiver or acknowledgement of full satisfaction of all rights in respect of such Plan and the Directors Plan Grantor Trust from each participant receiving such Scheme Consideration and amounts."

     "(d) Prior to the Effective Time, BB and VA shall use commercially reasonable efforts to procure that (i) the Octavian Plan be terminated in consideration of the payment of such consideration as the participants in such Plan and VA shall mutually agree or (ii) if the Octavian Plan is not terminated pursuant to clause (i), the terms of the Octavian Plan be amended such that (x) the book value of BB for purposes of determining the option grants for the year 2000 be set as at December 31, 1999 and (y) the participants in such Plan will, from and after the Effective Time, be entitled to receive, in lieu of options with respect to BB Common Shares, options to purchase a number of MINT Common Shares equal to the product of the number of BB Common Shares subject to such options multiplied by 0.14054; provided that MINT shall in no event be obligated to issue options in respect of MINT Common Shares in excess of 600,000 BB Common Shares multiplied by 0.14054 in the aggregate. The exercise price or prices for such replacement options will be set such that the aggregate price payable in respect of the options on BB Common Shares will equal the aggregate price payable in respect of the exercise of such replacement options."


     7.  Amendment to Section 2.18(a).  Section 2.18(a) of the Merger Agreement
         -----------------------------
is hereby amended and restated to read in its entirety as follows:

     "At the Effective Time, the Articles of Incorporation and By-laws of MINT shall be substantially in the form described in the Proxy Statement/Prospectus."



     8.  Amendment to Section 3.3.  The following sentence is hereby added to
         -------------------------
the end of Section 3.3 of the Merger Agreement and shall read as follows:

     "Schedule 3.3.2 of the BB Amendment No. 2 Disclosure Letter sets forth, as of the date hereof, the outstanding options of BB, which options do not include any options granted in 1999 which, by their terms, could have been exercised based on BB performance prior to the Effective Time."


     9.  Amendment to Section 3.4.  Clause (B) of the fifth sentence of Section
         -------------------------
3.4(a) is hereby amended to read as follows:

     "(B) the filing with the SEC of (1) the Form S-4, (2) a proxy statement relating to the BB Shareholders Meeting (such proxy statement, together with the proxy statement relating to the VA Shareholders Meeting and the prospectus relating to the issuance of the MINT Common Shares and the CVRs, in each case as amended or supplemented from time to time, the "Proxy Statement/Prospectus") and
(3) such reports under the Exchange Act as may be required in connection with this Agreement, the Other Agreements to which it is a party and the transactions contemplated hereby and thereby;"


     10.  Amendment to Section 4.17.  Section 4.17 of the Merger Agreement is
          --------------------------
hereby amended and restated to read in its entirety as follows:

     "The affirmative vote at the VA Shareholders Meeting (the "VA Shareholder Approval") of the holders of at least two-thirds of the voting power of all outstanding shares of VA's capital stock at the VA Shareholders Meeting to adopt this Agreement is the only vote of the holders of any class or series of VA's capital stock necessary to approve and adopt this Agreement, the Other Agreements to which it is a party, and the transactions contemplated hereby and thereby."


     11.  Amendments to Section 5.1.  Section 5.1(i) and (ii) of the Merger
          --------------------------
Agreement are hereby amended and restated to read in their entirety as follows:

     "(i) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of their capital stock, other than (x) dividends and distributions by their direct or indirect wholly owned Subsidiaries to them and (y) regular quarterly dividends payable by BB in an amount not to exceed $.06 per share, except that no such dividend may be paid in the year 2000 having a record date prior to June 1, 2000, (B) split, combine or reclassify any of their capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of their capital stock, or (C) purchase, redeem or otherwise acquire any shares of their respective capital stock or any of their Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities, except, in the case of clause (C), for the acquisition of shares of capital stock from holders of options in full or partial payment of the exercise price payable by such holder or tax liability arising in connection therewith (including by way of exercise of cash settlement rights pursuant to the terms of any stock option), upon exercise of stock options outstanding on the date of this Agreement in accordance with their present terms;"

     "(ii) authorize for issuance, issue, deliver, sell, pledge or otherwise encumber any shares of their capital stock or the capital stock of any of their Subsidiaries, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or any other securities or equity equivalents (including without limitation stock appreciation rights), or contractual obligation valued or measured by the value or market price of such capital stock (other than the issuance of capital stock upon the exercise of stock options outstanding on the date of this Agreement and in accordance with their present terms, such issuance, together with the acquisitions of shares of capital stock permitted under clause (i) above, being referred to herein as "Permitted Changes");"


     12.  Amendments to Section 5.10.
          ---------------------------

          (A)  The second sentence of Section 5.10(a) is hereby amended to read:
"MINT shall prepare and file with the SEC the Form S-4, in which the Proxy Statement/Prospectus will be included as a prospectus of MINT with respect to the MINT Common Shares and CVRs to be issued in the Merger and the Scheme."

          (B)  The fourth sentence of Section 5.10(a) is hereby amended to read:
"MINT shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process) required to be taken under any applicable state securities laws in connection with the issuance of MINT Common Shares and CVRs in the Merger and Scheme, VA shall furnish all information concerning VA and the holders of VA Common Shares as may be reasonably requested in connection with any such action and BB shall furnish all information concerning BB and the holders of BB Common Shares as may be reasonably requested in connection with any such action."

          (C)  The sixth sentence of Section 5.10(a) is hereby amended to read:
"VA will advise BB, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension or qualification of the MINT Common Shares or CVRs issuable in connection with the Merger and the Scheme for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information."

          (D)  The first sentence of Section 5.10(b) is hereby amended to read:
"VA (i) shall, as soon as practicable following the Form S-4 being declared effective by the SEC, duly call, give notice of, convene and hold (or reconvene) a meeting of its shareholders (the "VA Shareholders Meeting") for the purpose of obtaining the VA Shareholder Approval and (ii) shall, through its Board of Directors, recommend to its shareholders the approval and adoption of this Agreement, the issuance of MINT Common Shares and CVRs in the Merger and the Scheme and the other transactions contemplated hereby unless, in the case of this clause (ii), in the good faith judgment of the Board of Directors of VA, after consultation with outside counsel, the taking of any of the foregoing actions would be inconsistent with its obligations under applicable law."

          (E)  The first sentence of Section 5.10(c) is hereby amended to read:
"BB (i) shall, as soon as practicable following the Form S-4 being declared effective by the SEC, duly call, give notice of, convene and hold (or reconvene) a meeting of its shareholders (the "BB Shareholders Meeting") for the purpose of obtaining the BB Shareholder Approval and (ii) shall, through its Board of Directors, recommend to its shareholders the approval and adoption of this Agreement, the Scheme and the other transactions contemplated hereby unless, in the case of this clause (ii), in the good faith judgment of the Board of Directors of BB, after consultation with outside counsel, the taking of any of the foregoing actions would be inconsistent with its obligations under applicable law."

          (F) Section 5.10(e) is hereby added to the Merger Agreement and shall read in its entirety: "(e) Promptly after the Effective Time, BB and VA will send or cause to be sent transmittal materials to each holder of BB Common Shares for use in exchanging those certificates for the Scheme Consideration to which such holder is entitled pursuant to the Merger and Scheme. MINT shall thereafter cause the Scheme Consideration to be delivered upon surrender to the Exchange Agent of certificates representing such BB Common Shares. After the Effective Time, no dividend or other distribution payable with respect to MINT Common Shares will be paid to the holder of any unsurrendered BB certificate, and no such unsurrendered shares will be entitled to vote, until the holder duly surrenders such certificate. Upon such surrender, all undelivered dividends and other distributions and, if applicable, a check for the amount to be paid in respect of any fractional interests will be delivered to such shareholder, in each case without interest."


     13.  Amendment to Section 5.17(a).  Section 5.17(a) of the Merger Agreement
          -----------------------------
is hereby amended and restated to read in its entirety as follows:

     "(a) As soon as practicable following the date of this Agreement, (i) VA shall cause MINT to be formed as a Virginia corporation and shall cause MINT to adopt its Articles of Incorporation and Bylaws in accordance with the VSCA and the terms hereof, which Articles and Bylaws shall be substantially as described in the Proxy Statement/Prospectus and (ii) MINT shall cause Sub to be formed as a Virginia corporation and shall cause Sub to adopt its Articles of Incorporation and its Bylaws in accordance with the VSCA and the terms hereof, which Articles of Incorporation and Bylaws shall be reasonably satisfactory to BB and VA."


     14.  Amendment to Section  6.2.  Section 6.2 of the Merger Agreement is
          --------------------------
hereby amended and restated to read in its entirety as follows:

     "There shall not have been any material adverse change in the assets, liabilities, condition (financial or otherwise), results of operations or business of BB and its Subsidiaries taken as a whole since June 30, 1999, nor any occurrence or circumstance that with the passage of time would result in such material adverse change; provided that a material adverse change shall not include (i) changes solely in the market price of VA Common Shares or BB Common Shares; (ii) any change resulting from (x) changes in general economic conditions, (y) changes in the market level of investment portfolios, or (z) changes affecting the property-casualty insurance industry generally; or (iii) any effect on or change in the business, operations, assets, liabilities, condition (financial or otherwise) or results of operations of BB and its Subsidiaries taken as a whole reflected in the information contained in Schedule
6.2 of the BB Amendment No. 2 Disclosure Letter."


     15.  Amendment to Section 6.9.  Section 6.9 of the Merger Agreement is
          -------------------------
hereby amended and restated to read in its entirety as follows:

     "The Form S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order, and any material "blue sky" or other state securities laws applicable to the issuance of the MINT Common Shares and the CVRs to be issued in connection with the Merger and the Scheme shall have been complied with."


     16.  Amendment to Section 7.9.   Section 7.9 of the Merger Agreement is
          --------------------------
hereby amended and restated to read in its entirety as follows:

     "The Form S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order, and any material "blue sky" or other state securities laws applicable to the issuance of the MINT Common Shares and the CVRs to be issued in connection with the Merger and the Scheme shall have been complied with."


     17.  Amendment to Section 9.3.  The following subsection 9.3(b) is hereby
          -------------------------
added to the Merger Agreement and shall read in its entirety as follows:

     "(b) VA and BB agree that, for a period of one (1) year from the termination, if any, of this Agreement pursuant to Article IX, except pursuant to the terms of a specific written request from the other party hereto that has been approved by such party's Board of Directors, neither VA, BB, nor any of their Affiliates, will (or will assist or encourage others to):

           (1) propose or publicly announce or otherwise disclose an intent to propose, or enter into or agree to enter into, singly or with any other person or directly or indirectly, any form of business combination, acquisition, restructuring, recapitalization or other similar transaction relating to the other party hereto or any majority-owned Affiliate thereof;

          (2) acquire, or offer, propose, seek or agree to acquire, by purchase or otherwise, ownership (including as a beneficial owner) of any securities entitled to be voted generally in the election of directors of the other party hereto or any direct or indirect options or other rights to acquire any such securities ("Voting Securities") or any other securities, assets or businesses of the other party hereto or any of its majority owned Affiliates or any of their respective successors, or any options or other rights to acquire any such ownership from a third party or otherwise;

          (3) make, or in any way participate in, any solicitation of proxies with respect to any Voting Securities (including by the execution of action by written consent) or take any similar action with respect to any Voting Securities, become a participant in any election contest with respect to the other party hereto, seek to advise or influence any Person with respect to any Voting Securities, or demand a copy of the list of the other party hereto of its stockholders or other books and records;

           (4) participate in or encourage the formation of any group that owns or seeks or offers to acquire beneficial ownership of any Voting Securities or seeks to affect control of the other party hereto or for the purpose of circumventing any provision of this Agreement;

          (5) otherwise act, alone or in concert with others (including by providing financing for another person), to seek, offer or propose to control or influence, in any manner, the Board of Directors, management or policies of the other party hereto;

          (6) publicly make or announce, or otherwise disclose an intent to propose, any demand, request or proposal to amend, waive or terminate any provision of this Section 9.3(b);

          (7) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to an action contemplated by the foregoing provisions of this Section 9.3(b); or

     (8) take any action that might require either party hereto to make a public announcement regarding a possible transaction involving the other party hereto and an action contemplated by the foregoing provisions of this Section 9.3(b).

This Section 9.3 shall survive the termination of this Agreement."


     18.  Amendment to Section 10.10.  Section 10.10 of the Merger Agreement is
          ---------------------------
hereby amended and restated to read in its entirety as follows:

     "Except for Article II in so far as it relates to the Merger, including issuance of the MINT Common Shares to holders of VA Common Shares and the issuance of MINT Common Shares and CVRs to holders of BB Common Shares, which shall be governed by the laws of Virginia, or the Scheme, which shall be governed by the laws of Bermuda, this Agreement shall be governed in all respects by the laws of the State of New York without regard to any laws or regulations relating to choice of laws (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York."


     19.  Authorization, etc., of this Amendment.  VA represents and warrants to
          ---------------------------------------
the following matters set forth in this Paragraph. VA has all requisite corporate power and authority to enter into this Amendment, and, subject to receipt of VA Shareholder Approval, to consummate the transactions contemplated by this Amendment. The execution and delivery of this Amendment by VA, and the consummation of the transactions contemplated by this Amendment, have been duly authorized by all necessary corporate action on the part of VA, subject, in the case of the Merger, to receipt of VA Shareholder Approval. This Amendment has been duly executed and delivered by VA, and, assuming the due execution and delivery of this Amendment by BB, constitutes a legal, valid and binding obligation of VA, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally,
(ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the discretion of the court before which any proceeding in respect of this Amendment or the transactions contemplated hereby may be brought.


     20.  Authorization, etc., of this Amendment. BB represents and warrants to
          ---------------------------------------
the following matters set forth in this Paragraph. BB has all requisite corporate power and authority to enter into this Amendment, and, subject to receipt of BB Shareholder Approval, to consummate the transactions contemplated by this Amendment. The execution and delivery of this Amendment by BB, and the consummation of the transactions contemplated by this Amendment, have been duly authorized by all necessary corporate action on the part of BB, subject, in the case of the Scheme, to receipt of BB Shareholder Approval. This Amendment has been duly executed and delivered by BB, and, assuming the due execution and delivery of this Amendment by VA, constitutes a legal, valid and binding obligation of BB, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the discretion of the court before which any proceeding in respect of this Amendment or the transactions contemplated hereby may be brought.


     21.  Full Force and Effect.  The Merger Agreement, as amended by this
          ----------------------
Amendment, the BB Disclosure Letter, as amended by the BB Amendment No. 2 Disclosure Letter, and the VA Disclosure Letter are and shall continue to be in full force and effect and are in all respects ratified and confirmed hereby.


     22.  Counterparts.  This Amendment may be executed in any number of
          -------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their corporate seals to be hereto affixed and attested by their duly authorized officers.


                                             Markel Corporation


                                             By:  /S/  Alan I. Kirshner
                                                  ------------------------------
                                             Alan I. Kirshner

                                             Title: Chairman


                                             Terra Nova (Bermuda) Holdings Ltd.


                                             By:  /S/ John J. Dwyer
                                                  ------------------------------
                                             John J. Dwyer

                                             Title: Chairman

                                   EXHIBIT I

              PRINCIPAL TERMS OF CONTINGENT VALUE RIGHTS ("CVRS")

                                                    Exhibit I to Amendment No. 2

Markel Corporation /Terra Nova
(Bermuda) Holdings Ltd. Term Sheet


PRINCIPAL TERMS OF CONTINGENT VALUE RIGHTS
--------------------------------------------------------------------------------

Issuer              Markel Holdings Inc.

Payment at          Promptly following the Maturity Date of the CVR, Issuer will pay each
Maturity            holder of a CVR (the "CVR Holder") the amount, if any, by which the Target
                    Price exceeds the greater of the Current Market Value and the Minimum
                    Price (each as defined below).

Form of             Markel Holdings, at its option, may pay any amount due under the terms of
Payment             the CVRs to the CVR Holders in cash or in Markel Holding Shares (valued at the Current Market Value on the date preceding the date the amount is due).

Target Price        "Target Price" means $ 185.00.  The Target Prices shall be adjusted upon the occurrence of any event described in the Section entitled
                    "Antidilution" set forth below.

Current Market      "Current Market Value" shall be the mean of the averages of the high and
Value               low and opening and closing prices on the New York Stock Exchange (or such other exchange on which such shares are then listed, hereinafter referred to as the "Exchange") of Markel Holdings Shares on each trading day during the 20 consecutive trading days in the Valuation Period which yield the highest such averages for any such 20 consecutive trading day period within the Valuation Period.  "Valuation Period" means (i) with respect to a payment at the Maturity Date, the 60-day trading period preceding the
                    Maturity Date, and (ii) with respect to an Automatic Extinguishment of the
                    CVRs or an Early Redemption, the period of time after the effective time
                    (the "Effective Time") of the merger and scheme of arrangement (the
                    "Merger") between Markel and Terra Nova, and the Maturity Date.
                    Notwithstanding the foregoing, in computing Current Market Value for purposes of an Early Redemption or the Automatic Extinguishment, no such
                    20 consecutive day period may be included in which Markel Holdings or certain of its affiliates purchased Markel Holdings Shares (other than with respect to employee benefit plans and other
                    incentive arrangements in the ordinary course of business
                    and other

                    than purchases in compliance with Rule 10b-18 promulgated under the
                    Securities Exchange Act of 1934, as amended).

Minimum Price       "Minimum Price" means $ 140.00.  In each case, subject to the adjustment upon the occurrence of any event described in the Section entitled
                    "Antidilution" set forth below.

Maturity Date       "Maturity Date" means the date thirty (30) months after the Effective Time.

No Interest         Other than in the case of interest on the Default Amount (as defined below), no interest shall accrue on any amounts payable to the CVR Holders pursuant to the terms of the CVRs.

Disposition         Following the consummation of a Disposition (as defined below), Markel
Payment             Holdings shall pay to each CVR Holder for each CVR held by such CVR Holder an amount, if any, by which the Discounted Target Price (as defined below)
                    exceeds the greater of (a) the fair market value (as determined by an independent nationally recognized investment banking firm) of the consideration, if any, received by holders of Markel Holdings Shares for each Markel Holdings Share held by such holder as a result of such
                    Disposition and (b) the Minimum Price.

Disposition         "Disposition" means (a) a merger, consolidation or other business combination involving Markel Holdings as a result of which no Markel
                    Holdings Shares shall remain outstanding (b) a sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the assets of Markel Holdings, or (c) a reclassification of Markel
                    Holdings Shares as any other capital stock of Markel Holdings or any other person, unless in the case of clauses (a) and (b) such transaction is in connection with a transaction in which Markel Holding Shares are exchanged for other publicly traded equity securities of Markel Holdings or another entity, the successor assumes the obligations of Markel Holdings relating to the CVRs, and appropriate adjustments are made to the Target Price, the
                    Minimum Price, the Discounted Price and the other terms hereof to reflect such transaction.

Acceleration        If an Event of Default (as defined below) occurs and is continuing, either
Upon Event of       the bank or trust company acting as the trustee (the "Trustee") or CVR
Default             Holders holding at least 25% of the outstanding CVRs, by notice to Markel
                    Holdings (and to the Trustee if given by CVR Holders), may declare the
                    CVRs to be due and payable, and upon any such declaration, the Default
                    Amount shall become due and payable and, thereafter, shall bear interest at an interest rate of 6% per annum until payment is made to the Trustee.
                    "Default Amount" means the amount, if any, by which the Discounted Target
                    Price exceeds the Minimum Price.
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
Discounted          "Discounted Target Price" means $185.00, discounted from the Maturity Date
Target Price        to the Disposition Payment Date (as defined below) or the Default Payment
                    Date (as defined below), as the case may be, at a per annum rate of 6%.
                    The Discounted Target Price and the Minimum Price shall be adjusted upon the occurrence of any event described in the Section entitled
                    "Antidilution" set forth below.  "Disposition Payment Date", with respect to a Disposition, means the date established by Markel Holdings for payment of the amount due on the CVRs in respect of such Disposition, which in no event shall be more than 30 days after the date on which such
                    Disposition was consummated.  "Default Payment Date" means the date on which the CVRs become due and payable upon the declaration thereof following an Event of Default.  Early Redemption Date means the date established by Markel Holdings for redemption of the CVRs upon an Early
                    Redemption.

Events of Default   "Event of Default", with respect to the CVRs, means any of the following which shall have occurred and be continuing:  (a) default in the payment of all or any part of the amounts payable in respect of any of the CVRs as and when the same shall become due and payable following the Maturity
                    Date, the Disposition Payment Date, the Early Redemption Date, or
                    otherwise; (b) material default in the performance, or material breach, of any material covenant or warranty of Markel Holdings relating to the CVRs, and continuance of such material default or breach for a period of 90 days after written notice has been given to Markel Holdings by the Trustee or to Markel Holdings and the Trustee by CVR Holders holding at least 25% of the outstanding CVRs; or (c) certain events of bankruptcy, insolvency, reorganization or other similar events in respect of Markel Holdings.

Antidilution        If Markel Holdings shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise)
                    the number of outstanding Markel Holdings Shares, Markel Holdings shall correspondingly subdivide or combine the CVRs and shall appropriately adjust the Target Price, the Minimum Price and the Discounted Target Price.

Automatic           If the Current Market Value of Markel Holdings Shares during any 20
Extinguishment      consecutive trading days in the Valuation Period is greater than or equal to $185.00 per Markel Holdings Share, the CVRs will automatically be extinguished without further consideration or action by Markel Holdings or the CVR Holders (the "Automatic Extinguishment").

Early               Markel Holdings may redeem all, but not less than all, of the CVRs at any
Redemption          time upon not less than 30 days notice at a price equal to the difference between the Target Price and the Current Market Value of the Markel
                    Holdings Shares as at five business days prior to the notice of redemption, discounted from the Maturity Date to the Early Redemption
                    Payment Date at a per annum rate of 6% (an "Early Redemption").
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
Trading             Neither Markel Holdings nor certain of its affiliates shall purchase
                    Markel Holdings Shares during the period commencing ten trading days before the Valuation Period with respect to the Maturity Date and ending on the Maturity Date, except with respect to employee benefit plans and other incentive compensation arrangements in the ordinary course of business and except for purchases in compliance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended.

No Fractional       No fraction of a CVR will be issued in the Merger.  In lieu thereof, a
CVRs                cash payment will be made in an amount equivalent to the fair market value of the fraction of the CVR as agreed by Markel and Terra Nova.

CVR Agreement       The CVRs will be issued pursuant to a CVR Agreement between Markel
                    Holdings and a Trustee.  Markel Holdings shall use its reasonable best efforts to cause the CVR Agreement to be qualified under the Trust
                    Indenture Act of 1939, as amended.

Registration        The CVRs will be issued in registered form.  The CVRs need not be listed on any exchange.

Nature and          The CVRs are unsecured obligations of Markel Holdings and will rank
Ranking of          equally with all other unsecured obligations of Markel Holdings.
CVRs
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